Fees Summary	Apr. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,800,000.00
Previously Paid Amount	1,111.71
Total Fee Amount	1,215.29
Total Offset Amount	0.00
Net Fee	$ 103.58